Exhibit 10.2

AMENDMENT TO LEASE

THIS AMENDMENT TO LEASE is made this 19th day of July, 2014, between DAVID D. BOHANNON ORGANIZATION, a California corporation, herein referred to as “Landlord”, and CORIUM INTERNATIONAL, INC., a Delaware corporation, herein referred to as “Tenant”.

WITNESSETH:

WHEREAS, Landlord and Tenant entered into a Lease entitled “Business Park Lease” dated October 13, 2006, for certain demised premises located at 235 Constitution Drive, Menlo Park, California, as more particularly described in said Lease, and Landlord and Tenant entered into an Amendment to Lease dated November 15, 2013 (the Lease, as previously amended, is herein referred to as the “Lease”), and

WHEREAS, the Lease is scheduled to expire on December 31, 2014, and

WHEREAS, Landlord and Tenant desire to make certain amendments to the Lease and extend the demised term of the Lease, all as more particularly set out hereinbelow.

NOW, THEREFORE, in consideration of the covenants and conditions contained herein, Landlord and Tenant agree to amend the Lease as follows:

1.                                      The demised term of the Lease is hereby extended for one (1) year commencing on January 1, 2015 (the “Effective Date”), to and including December 31, 2015 (the “Extended Term”).

2.                                      Base rent payable pursuant to Section 2.1 of the Lease shall be payable during the Extended Term commencing January 1, 2015, to and including December 31, 2015, in the amount of Four Hundred Ninety Five Thousand Five Hundred Ninety Seven and 60/100 Dollars ($495,597.60) per annum, payable in twelve (12) equal monthly installments of Forty One Thousand Two Hundred Ninety Nine and 80/100 Dollars ($41,299.80).

3.                                      It is understood and agreed that all other terms and conditions of the Lease shall be and remain the same.  Capitalized terms herein shall have the same meaning as in the Lease.  If there is any conflict between the provisions of this Amendment to Lease and the provisions of the Lease, the provisions contained in this Amendment to Lease shall control.

4.                                      This Amendment to Lease shall be construed under the laws of the State of California. If any provision of this Amendment to Lease, or portion thereof, or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Amendment to Lease shall not be affected thereby and each provision of this Amendment to Lease shall be valid and enforceable to the fullest extent permitted by law.

IN WITNESS WHEREOF, the parties have executed this Amendment to Lease as of the date first hereinabove written.

TENANT:		LANDLORD:

CORIUM INTERNATIONAL, INC.,		DAVID D. BOHANNON ORGANIZATION,
a Delaware corporation		a California corporation

By:	/s/ Robert S. Breuil	By:	/s/ Ernest Lotti, Jr.
	Robert S. Breuil		Senior Vice President
Chief Financial Officer

		By:	/s/ Robert Webster
Asst. Secretary